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                                                                  Exhibit 23.2



                 CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
PAULA Financial:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG Peat Marwick LLP
-------------------------

Los Angeles, California
December 15, 1997